Weyerhaeuser Company				Exhibit 99.2
Q3.2015 Analyst Package
Preliminary results (unaudited)
Consolidated Statement of Operations

in millions	Q2	Q3		Year-to-date
	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Net Sales	$1,807	$1,820	$1,915	$5,348	$5,615
Cost of products sold	1,474	1,445	1,504	4,304	4,364
Gross margin	333	375	411	1,044	1,251
Selling expenses	28	27	28	83	83
General and administrative expenses	71	60	73	205	249
Research and development expenses	6	6	5	17	19
Charges for restructuring, closures and impairments	—	2	10	16	37
Other operating costs (income), net	(15)	21	(23)	21	(163)
Operating income	243	259	318	702	1,026
Interest income and other	2	4	7	9	27
Interest expense, net of capitalized interest	(88)	(88)	(88)	(259)	(254)
Earnings from continuing operations before income taxes	157	175	237	452	799
Income tax (expense) benefit	(13)	16	(39)	(16)	(148)
Earnings from continuing operations	144	191	198	436	651
Earnings from discontinued operations, net of income taxes	—	—	966	—	998
Net earnings	144	191	1,164	436	1,649
Dividends on preference shares	(11)	(11)	(11)	(33)	(33)
Net earnings attributable to Weyerhaeuser common shareholders	$133	$180	$1,153	$403	$1,616

Per Share Information

	Q2	Q3		Year-to-date
	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Earnings per share attributable to Weyerhaeuser common shareholders, basic:
Continuing operations	$0.26	$0.35	$0.35	$0.78	$1.09
Discontinued operations	—	—	1.82	—	1.76
Net earnings per share	$0.26	$0.35	$2.17	$0.78	$2.85
Earnings per share attributable to Weyerhaeuser common shareholders, diluted:
Continuing operations	$0.26	$0.35	$0.35	$0.77	$1.08
Discontinued operations	—	—	1.80	—	1.75
Net earnings per share	$0.26	$0.35	$2.15	$0.77	$2.83
Dividends paid per common share	$0.29	$0.31	$0.29	$0.89	$0.73
Weighted average shares outstanding (in thousands):
Basic	516,626	514,301	531,913	518,121	567,436
Diluted	519,804	517,088	536,012	521,455	571,503
Common shares outstanding at end of period (in thousands)	514,121	511,033	525,485	511,033	525,485

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q2	Q3		Year-to-date
	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Net earnings	$144	$191	$1,164	$436	$1,649
Earnings from discontinued operations, net of income taxes	—	—	(966)	—	(998)
Interest income and other	(2)	(4)	(7)	(9)	(27)
Interest expense, net of capitalized interest	88	88	88	259	254
Income tax expense (benefit)	13	(16)	39	16	148
Operating income	243	259	318	702	1,026
Depreciation, depletion and amortization	118	118	123	359	368
Non-operating pension and postretirement credits	(3)	(2)	(12)	(8)	(33)
Special items	—	—	(15)	13	(103)
Adjusted EBITDA*	$358	$375	$414	$1,066	$1,258
* Non-GAAP measure - see page 8 for definition.

Weyerhaeuser Company
Q3.2015 Analyst Package
Preliminary results (unaudited)
Consolidated Balance Sheet

in millions	June 30, 2015	September 30, 2015	December 31, 2014

ASSETS
Current assets:
Cash and cash equivalents	$1,121	$1,048	$1,580
Receivables, less allowances	537	545	525
Receivables for taxes	12	14	25
Inventories	603	590	595
Prepaid expenses	82	87	80
Deferred tax assets	162	218	228
Total current assets	2,517	2,502	3,033
Property and equipment, net	2,557	2,484	2,623
Construction in progress	171	231	131
Timber and timberlands at cost, less depletion charged to disposals	6,531	6,507	6,530
Investments in and advances to equity affiliates	176	174	188
Goodwill	40	40	40
Deferred tax assets	2	—	8
Other assets	274	267	289
Restricted financial investments held by variable interest entities	615	615	615
Total assets	$12,883	$12,820	$13,457

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$343	$344	$331
Accrued liabilities	576	554	587
Total current liabilities	919	898	918
Long-term debt	4,891	4,891	4,891
Long-term debt (nonrecourse to the company) held by variable interest entities	511	511	511
Deferred income taxes	196	259	206
Deferred pension and other postretirement benefits	1,166	1,106	1,319
Other liabilities	275	277	308
Total liabilities	7,958	7,942	8,153
Total equity	4,925	4,878	5,304
Total liabilities and equity	$12,883	$12,820	$13,457

Weyerhaeuser Company
Q3.2015 Analyst Package
Preliminary results (unaudited)
Consolidated Statement of Cash Flows

in millions	Q2	Q3		Year-to-date
	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Cash flows from operations:
Net earnings	$144	$191	$1,164	$436	$1,649
Noncash charges (credits) to income:
Depreciation, depletion and amortization	118	118	123	359	375
Deferred income taxes, net	3	(6)	45	10	170
Pension and other postretirement benefits	11	11	(13)	32	(104)
Share-based compensation expense	8	6	9	22	29
Charges for impairment of assets	—	1	—	14	1
Net gain on dispositions of assets	(5)	(9)	(1,002)	(30)	(1,048)
Foreign exchange transaction (gains) losses	(8)	20	13	41	15
Change in:
Receivables less allowances	(10)	(15)	20	(41)	(28)
Receivable for taxes	12	(3)	13	11	77
Inventories	42	6	8	(9)	(46)
Real estate and land	—	—	(26)	—	(133)
Prepaid expenses	9	—	6	(2)	6
Accounts payable and accrued liabilities	66	(22)	21	(47)	(76)
Deposits on land positions and other assets	—	—	7	—	15
Pension and postretirement contributions	(19)	(20)	(22)	(59)	(85)
Other	(5)	4	(13)	(12)	(33)
Net cash from operations	366	282	353	725	784

Cash flows from investing activities:
Property and equipment	(99)	(106)	(105)	(276)	(239)
Timberlands reforestation	(9)	(6)	(7)	(33)	(32)
Acquisition of timberlands	—	(2)	—	(34)	—
Net proceeds from Real Estate Divestiture, net of cash divested	—	—	707	—	707
Proceeds from sale of assets	4	1	4	7	24
Other	12	—	25	12	25
Cash from investing activities	(92)	(113)	624	(324)	485

Cash flows from financing activities:
Net proceeds from issuance of Weyerhaeuser Real Estate Company (WRECO) debt	—	—	—	—	887
Deposit of WRECO debt proceeds into escrow	—	—	—	—	(887)
Cash dividends on common shares	(149)	(159)	(154)	(460)	(411)
Cash dividends on preference shares	(11)	(11)	(11)	(22)	(22)
Change in book overdrafts	—	—	(11)	—	(17)
Exercises of stock options	4	4	30	29	84
Repurchase of common stock	(154)	(77)	(123)	(484)	(123)
Other	(1)	1	4	4	5
Cash from financing activities	(311)	(242)	(265)	(933)	(484)

Net change in cash and cash equivalents	(37)	(73)	712	(532)	785
Cash and cash equivalents at beginning of period	1,158	1,121	908	1,580	835
Cash and cash equivalents at end of period	$1,121	$1,048	$1,620	$1,048	$1,620
Cash paid (received) during the year for:
Interest, net of amount capitalized	$58	$118	$100	$290	$253
Income taxes	$4	$(1)	$5	$4	$(40)
Noncash investing and financing activity:
Common shares tendered in WRECO divestiture	$—	$—	$1,954	$—	$1,954

Weyerhaeuser Company			Total Company Statistics
Q3.2015 Analyst Package
Preliminary results (unaudited)
Special Items Included in Net Earnings

in millions	Q2	Q3		Year-to-date
	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Net earnings attributable to Weyerhaeuser common shareholders	$133	$180	$1,153	$403	$1,616
Restructuring, impairments and other charges	—	—	6	9	24
Gain on sale of non-strategic asset	—	—	—	—	(14)
Gain on postretirement plan amendment	—	—	(15)	—	(73)
Net earnings attributable to Weyerhaeuser common shareholders before special items	133	180	1,144	412	1,553
Earnings from discontinued operations, net of income taxes	—	—	(966)	—	(998)
Net earnings from continuing operations attributable to Weyerhaeuser common shareholders before special items	$133	$180	$178	$412	$555

	Q2	Q3		Year-to-date
	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Net earnings per diluted share attributable to Weyerhaeuser common shareholders	$0.26	$0.35	$2.15	$0.77	$2.83
Restructuring, impairments and other charges	—	—	0.01	0.02	0.04
Gain on sale of non-strategic asset	—	—	—	—	(0.02)
Gain on postretirement plan amendment	—	—	(0.03)	—	(0.13)
Net earnings per diluted share attributable to Weyerhaeuser common shareholders before special items	0.26	0.35	2.13	0.79	2.72
Earnings from discontinued operations, net of income taxes	—	—	(1.80)	—	(1.75)
Net earnings from continuing operations per diluted share attributable to Weyerhaeuser common shareholders before special items	$0.26	$0.35	$0.33	$0.79	$0.97

Selected Total Company Items

in millions	Q2	Q3		Year-to-date
	June 30, 2015	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Depreciation, depletion and amortization:
Cost of products sold	$116	$116	$117	$350	$351
Selling, general and administrative expenses	2	2	6	9	17
Total depreciation, depletion and amortization	$118	$118	$123	$359	$368

Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$14	$13	$11	$40	$33
Pension and postretirement credits not allocated	(3)	(2)	(12)	(8)	(33)
Total company pension and postretirement costs	$11	$11	$(1)	$32	$—

Total decrease (increase) in working capital(1)	$161	$(79)	$106	$(25)	$(15)
Cash spent for capital expenditures	$(108)	$(112)	$(112)	$(309)	$(267)
(1) Working capital does not include cash balances.

	Weyerhaeuser Company			Timberlands Segment
	Q3.2015 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q2.2015	Q3.2015	Q3.2014	YTD.2015	YTD.2014
	Sales to unaffiliated customers	$336	$326	$364	$1,013	$1,138
	Intersegment sales	187	210	218	625	642
	Total net sales	523	536	582	1,638	1,780
	Cost of products sold	385	401	432	1,191	1,262
	Gross margin	138	135	150	447	518
	Selling expenses	1	1	2	4	6
	General and administrative expenses	21	21	23	64	72
	Research and development expenses	4	3	4	10	11
	Charges for restructuring, closures and impairments	—	—	1	—	1
	Other operating income, net	(15)	(16)	(16)	(46)	(42)
	Operating income	127	126	136	415	470
	Interest income and other	—	—	—	—	—
	Net contribution to earnings	$127	$126	$136	$415	$470

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q2.2015	Q3.2015	Q3.2014	YTD.2015	YTD.2014
	Operating income	$127	$126	$136	$415	$470
	Depreciation, depletion and amortization	51	51	51	155	154
	Adjusted EBITDA*	$178	$177	$187	$570	$624
	* Non-GAAP measure - see page 8 for definition.

Selected Segment Items

in millions		Q2.2015	Q3.2015	Q3.2014	YTD.2015	YTD.2014
	Total decrease (increase) in working capital(1)	$52	$(12)	$25	$14	$(19)
	Cash spent for capital expenditures	$(17)	$(17)	$(19)	$(58)	$(56)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q2.2015	Q3.2015	Q3.2014	YTD.2015	YTD.2014
Third Party Net Sales (millions)	Logs:
	West	$221	$196	$227	$627	$745
	South	58	64	69	180	191
	Canada	3	6	5	17	12
	Total logs	282	266	301	824	948
	Chip sales	4	4	4	12	9
	Timberlands exchanges	5	12	17	42	49
	Higher and better use land sales	3	4	4	9	14
	Minerals, oil and gas	5	7	10	19	25
	Products from international operations	25	20	22	69	72
	Other products	12	13	6	38	21
	Total	$336	$326	$364	$1,013	$1,138
Logs Third Party Sales Realizations (per cubic meter)	West	$94.70	$93.44	$102.23	$95.63	$108.64
	South	$45.20	$45.96	$45.30	$45.51	$45.12
	Canada	$35.43	$35.50	$37.75	$35.15	$36.65
	International	$22.63	$18.71	$19.95	$20.29	$17.88
Logs Third Party Sales Volumes (cubic meters, thousands)	West	2,330	2,104	2,223	6,554	6,859
	South	1,295	1,396	1,500	3,962	4,224
	Canada	75	159	152	479	338
	International	179	175	170	504	456
	Total	3,879	3,834	4,045	11,499	11,877
Logs Fee Harvest Volumes (cubic meters, thousands)	West	2,811	2,666	2,656	8,388	8,419
	South	2,912	3,008	2,950	8,652	8,531
	International	219	200	232	658	730
	Total	5,942	5,874	5,838	17,698	17,680

Weyerhaeuser Company				Wood Products Segment
Q3.2015 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q2.2015	Q3.2015	Q3.2014	YTD.2015	YTD.2014
Sales to unaffiliated customers		$1,004	$1,023	$1,048	$2,950	$3,023
Intersegment sales		22	20	20	61	60
Total net sales		1,026	1,043	1,068	3,011	3,083
Cost of products sold		903	914	910	2,646	2,640
Gross margin		123	129	158	365	443
Selling expenses		23	23	22	69	70
General and administrative expenses		26	21	31	74	98
Research and development expenses		1	1	—	2	3
Charges for restructuring, closures and impairments		—	1	—	1	2
Other operating costs (income), net		2	(2)	—	1	(1)
Operating income		71	85	105	218	271
Interest income and other		—	—	—	—	—
Net contribution to earnings		$71	$85	$105	$218	$271

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q2.2015	Q3.2015	Q3.2014	YTD.2015	YTD.2014
Operating income		$71	$85	$105	$218	$271
Depreciation, depletion and amortization		27	26	30	79	89
Adjusted EBITDA*		$98	$111	$135	$297	$360
* Non-GAAP measure - see page 8 for definition.

Selected Segment Items

in millions		Q2.2015	Q3.2015	Q3.2014	YTD.2015	YTD.2014
Total decrease (increase) in working capital(1)		$42	$23	$41	$(34)	$(67)
Cash spent for capital expenditures		$(60)	$(68)	$(56)	$(165)	$(112)
(1) Working capital does not include cash balances.

Segment Statistics

in millions, except for third-party sales realizations		Q2.2015	Q3.2015	Q3.2014	YTD.2015	YTD.2014
Structural Lumber (board feet)	Third party net sales	$450	$455	$500	$1,339	$1,442
	Third party sales realizations	$383	$372	$431	$385	$430
	Third party sales volumes(1)	1,175	1,224	1,162	3,474	3,357
	Production volumes	1,087	1,087	1,049	3,217	3,139
	Outside purchase volumes	98	92	91	279	251
Engineered Solid Section (cubic feet)	Third party net sales	$113	$116	$104	$323	$308
	Third party sales realizations	$2,032	$2,043	$2,031	$2,016	$1,989
	Third party sales volumes(1)	5.6	5.6	5.1	16	15.5
	Production volumes	5.6	5.2	5.2	15.8	15.8
	Outside purchase volumes	—	—	—	—	2.3
Engineered I-joists (lineal feet)	Third party net sales	$76	$79	$74	$216	$214
	Third party sales realizations	$1,502	$1,520	$1,540	$1,511	$1,489
	Third party sales volumes(1)	50	52	49	143	144
	Production volumes	48	50	50	141	149
	Outside purchase volumes	1	2	1	4	5
Oriented Strand Board (square feet 3/8')	Third party net sales	$147	$151	$157	$435	$464
	Third party sales realizations	$191	$194	$215	$194	$223
	Third party sales volumes(1)	771	778	732	2,249	2,079
	Production volumes	700	746	717	2,150	2,055
	Outside purchase volumes	82	77	52	223	156
Softwood Plywood (square feet 3/8')	Third party net sales	$36	$33	$42	$102	$107
	Third party sales realizations	$354	$330	$381	$349	$355
	Third party sales volumes(1)	101	100	110	290	302
	Production volumes	63	67	72	191	191
	Outside purchase volumes	27	27	31	91	100
(1) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

	Weyerhaeuser Company			Cellulose Fibers Segment
	Q3.2015 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q2.2015	Q3.2015	Q3.2014	YTD.2015	YTD.2014
	Total net sales	$467	$471	$503	$1,385	$1,454
	Cost of products sold	417	371	427	1,182	1,198
	Gross margin	50	100	76	203	256
	Selling expenses	4	3	3	10	11
	General and administrative expenses	17	16	18	50	58
	Research and development expenses	1	2	1	5	5
	Other operating income, net	(6)	(5)	(6)	(19)	(23)
	Operating income	34	84	60	157	205
	Interest income and other	(7)	(5)	(1)	(18)	(1)
	Net contribution to earnings	$27	$79	$59	$139	$204

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q2.2015	Q3.2015	Q3.2014	YTD.2015	YTD.2014
	Operating income	$34	$84	$60	$157	$205
	Depreciation, depletion and amortization	38	39	39	116	116
	Adjusted EBITDA*	$72	$123	$99	$273	$321
	* Non-GAAP measure - see page 8 for definition.

Selected Segment Items

in millions		Q2.2015	Q3.2015	Q3.2014	YTD.2015	YTD.2014
	Total decrease (increase) in working capital(1)	$6	$(24)	$39	$22	$33
	Cash spent for capital expenditures	$(31)	$(27)	$(36)	$(85)	$(97)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q2.2015	Q3.2015	Q3.2014	YTD.2015	YTD.2014
Pulp (air-dry metric tons)	Third party net sales (millions)	$368	$383	$408	$1,111	$1,154
	Third party sales realizations	$823	$818	$858	$831	$843
	Third party sales volumes (thousands)	448	468	474	1,337	1,368
	Production volumes (thousands)	422	477	465	1,341	1,391
Liquid Packaging Board (metric tons)	Third party net sales (millions)	$84	$74	$80	$232	$247
	Third party sales realizations	$1,218	$1,168	$1,307	$1,194	$1,275
	Third party sales volumes (thousands)	69	63	62	194	194
	Production volumes (thousands)	64	68	53	192	195

Weyerhaeuser Company				Unallocated Items
Q3.2015 Analyst Package
Preliminary results (unaudited)

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses associated with financing and the elimination of intersegment profit in inventory and the LIFO reserve.

Contribution to Earnings

in millions	Q2.2015	Q3.2015	Q3.2014	YTD.2015	YTD.2014
Unallocated corporate function expenses	$(7)	$(4)	$(3)	$(20)	$(17)
Unallocated share-based compensation	1	6	1	10	(2)
Unallocated pension & postretirement credits	3	2	35	8	146
Foreign exchange gains (losses)	9	(20)	(14)	(40)	(16)
Elimination of intersegment profit in inventory and LIFO	18	3	12	9	(8)
Other	(13)	(23)	(14)	(55)	(23)
Operating income (loss)	11	(36)	17	(88)	80
Interest income and other	9	9	8	27	28
Net contribution to earnings from continuing operations(1)	$20	$(27)	$25	$(61)	$108
(1) We have reclassified certain results from the prior periods to present the results of operations discontinued in 2014 separately.
Our reclassifications had no effect on net earnings or Weyerhaeuser shareholders’ interest.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q2.2015	Q3.2015	Q3.2014	YTD.2015	YTD.2014
Operating income (loss)	$11	$(36)	$17	$(88)	$80
Depreciation, depletion and amortization	2	2	3	9	9
Non-operating pension and postretirement credits	(3)	(2)	(12)	(8)	(33)
Special items	—	—	(15)	13	(103)
Adjusted EBITDA*	$10	$(36)	$(7)	$(74)	$(47)
* Non-GAAP measure - see below for definition.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

in millions	Q2.2015	Q3.2015	Q3.2014	YTD.2015	YTD.2014
Gain on postretirement plan amendment	$—	$—	$23	$—	$113
Restructuring, impairments and other charges	—	—	(8)	(13)	(32)
Gain on sale of non-strategic asset	—	—	—	—	22
Total	$—	$—	$15	$(13)	$103

Unallocated Selected Items

in millions	Q2.2015	Q3.2015	Q3.2014	YTD.2015	YTD.2014
Total decrease (increase) in working capital(1)	$61	$(66)	$1	$(132)	$38
Cash spent for capital expenditures	$—	$—	$(1)	$(1)	$(2)
(1) Working capital does not include cash balances.

*Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost/credit), special items and discontinued operations. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.